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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

    Date of Report (Date of earliest event reported)       July 1, 2002


                            Commission File #0-18018




                              AEROVOX INCORPORATED
             (Exact name of registrant as specified in its charter)





            Delaware                                           76-0254329
            --------                                           ----------
 (State or other jurisdiction of                            (I.R.S.Employer
 incorporation or organization)                           Identification No.)




            167 John Vertente Boulevard, New Bedford, MA    02745
            --------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

                                 (508) 994-9661
                                 --------------
                          Registrant's telephone number

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ITEM 5.  OTHER EVENTS

On June 6, 2001, Aerovox Incorporated ("the Company") filed a voluntary petition for bankruptcy protection, on behalf of its U.S. operation, under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Massachusetts, Eastern Division ("the Bankruptcy Court"). The Company's two foreign subsidiaries, BHC Aerovox Ltd., in Weymouth, England and Aerovox de Mexico, located in Juarez and Mexico City, Mexico, have not filed petitions for bankruptcy.

The Company is currently operating as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. Business operations will continue to be managed by the Company's directors and officers, subject to the supervision of the Bankruptcy Court.

Under applicable bankruptcy requirements and procedures, the Company prepares and files with the Bankruptcy Court monthly operating statements, including but not limited to the following items: (i) monthly reporting questionnaire; (ii) comparative balance sheets; (iii) summary of accounts receivable; (iv) schedule of post-petition liabilities; (v) income statements; and (vi) statement of sources and uses of cash (the "Monthly Bankruptcy Statements").

In light of the substantial expense and undue hardship that would be incurred by the Company in preparing quarterly and annual reports on Forms 10-Q and 10-K, respectively (the "Quarterly/Annual Reports"), and in consideration of the belief that the Monthly Bankruptcy Statements provide investors with timely and sufficient information, the Company requested on July 23, 2001 that the Commission issue a "no-action" letter, which would allow the Company to modify its periodic reporting practices as required under the Securities Exchange Act of 1934.

On October 5, 2001 the Company received verbal notification that its request had not been approved. The basis for not approving the request was (i) the trading volume of Aerovox shares; (ii) the number of market makers and (iii) a number of other issues, including the lack of detail provided in the "no action" letter request regarding the Company's default with respect to its senior debt. At this time, the Company is reviewing its option to revise its request for a "no-action" letter. In the meantime, the Company will file modified reports in the form of Monthly Bankruptcy Statements as exhibits to Current Reports on Form 8-K, pursuant to Exchange Act Release No. 9660.

ITEM 7.  EXHIBITS

(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits.

Exhibit No.                       Description

    99.1 Monthly Reporting Questionnaire for the Period April 28, 2002 - May 25, 2002
    99.2      Comparative Balance Sheets for the Period April 28, 2002 -
              May 25, 2002
    99.3 Summary of Accounts Receivable for the Period April 28, 2002 - May 25, 2002
    99.4      Schedule of Post-Petition Liabilities for the Month Ended
              May 25, 2002
    99.4.1    Post-Petition Liabilities Detail
    99.5      Income Statement for the Period April 28, 2002 - May 25, 2002
    99.6      Statement of Sources and Uses of Cash for the Period
              April 28, 2002 - May 25, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;

                                        AEROVOX INCORPORATED


DATE    July 11, 2002                   BY /S/ F. RANDAL HUNT
                                           ---------------------
                                           F. Randal Hunt
                                           Senior Vice President and
                                           Chief Financial Officer